UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On December 3, 2018, Baxter International Inc. (the “Company”) appointed Mses. Patricia Morrison and Amy Wendell to the Company’s board of directors (the “Board”), each effective as of February 18, 2019, the date of the next regularly scheduled meeting of the Board. Each of Ms. Morrison and Ms. Wendell was also appointed, effective as of February 18, 2019, to the Board’s Audit Committee or Quality, Compliance & Technology Committee, respectively.

Mses. Morrison and Wendell will be compensated for service as a director pursuant to the Company’s Non-Employee Director Compensation Plan and will be eligible to participate in the Company’s Directors’ Deferred Compensation Plan. In connection with joining the Board, Mses. Morrison and Wendell will be granted equity awards as compensation for their 2019 service (representing the period between February 18, 2019 and the Company’s 2019 Annual Meeting of Stockholders) in an amount consistent with the awards granted annually to non-employee directors, prorated for the number of months to be served during such period in accordance with the terms of the Company’s Non-Employee Director Compensation Plan.

In connection with these appointments, the Company increased the size of the Company’s Board by two directors to fourteen directors (effective as of February 18, 2019) and appointed Mses. Morrison and Wendell to fill the newly created vacancies.

Item 8.01 Other Events.

On December 6, 2018, the Company issued a press release announcing the appointment of Mses. Morrison and Wendell to the Board effective as of February 18, 2019. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Document

99.1	Press Release of Baxter International Inc. dated December 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2018

BAXTER INTERNATIONAL INC.

By:	/S/ Ellen K. McIntosh
Ellen K. McIntosh
Senior Vice President and Corporate Secretary